UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

December 21, 2009

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On December 21, 2009, Modine Manufacturing Company (the "Company" or "Modine") entered into the following agreements:

•
Fourth Amendment to Credit Agreement dated as of December 21, 2009 (the “Fourth Amendment”) amending the Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (main office Chicago)), a national banking association (“JPMorgan”), as Swing Line Lender, as LC Issuer and a lender and as Agent and Bank of America, N.A., M&I Marshall & Ilsley Bank, Wells Fargo Bank, N.A., Dresdner Bank AG (Commerzbank AG), U.S. Bank, National Association and Comerica Bank (the “Lenders”);

•
Fifth Amendment to Note Purchase Agreement (2006) dated as of December 21, 2009 (the “Fifth 2006 Senior Note Amendment”) amending the Note Purchase Agreement dated as of December 7, 2006 (the “2006 Note Purchase Agreement”), as amended, pursuant to which the Company issued $50,000,000 of 5.68% Senior Notes, Series A due December 7, 2017 and $25,000,000 5.68% Senior Notes, Series B due December 7, 2017 (the “2006 Notes”); and

•
Fifth Amendment to Note Purchase Agreement (2005) dated as of December 21, 2009 (the “Fifth 2005 Senior Note Amendment”) amending the Note Purchase Agreement dated as of September 29, 2005 (the “2005 Note Purchase Agreement”), as amended, pursuant to which the Company issued $75,000,000 of 4.91% Senior Notes due September 29, 2015 (the “2005 Notes”).

The Fourth Amendment, the Fifth 2006 Senior Note Amendment and the Fifth 2005 Senior Note Amendment are referred to herein collectively as the “Amendments.”  The Company entered into the Amendments to amend certain provisions of the Credit Agreement, the 2006 Note Purchase Agreement and the 2005 Note Purchase Agreement.

Pursuant to the terms of the Amendments:

•
The Company may sell the stock of Modine Climate Systems GmbH to Modine Holding GmbH in exchange for a promissory note issued by Modine Holding GmbH to the Company in an amount not less than €20 million;

•
All intercompany transactions among the members of the Modine Holding Consolidated Group are permitted as is the creation, dissolution or liquidation of Subsidiaries of Modine Holding GmbH, without restriction.  The definition of Modine Holding Consolidated Group was revised to include Modine Holding GmbH and all its existing and permitted direct and indirect Subsidiaries;

•
The Company may form a new subsidiary in Korea and invest up to $2.5 million to continue operations (anticipated to be off-highway powertrain cooling and engine-related products) in Korea after the sale of Modine Korea LLC); and

•	The limit on funds allowed to be held in deposit accounts at non-Lender group banks was increased to $1.0 million domestically and $7.5 million internationally.

The foregoing description of the Amendments is qualified in its entirety by the Fourth Amendment to Credit Agreement, the Fifth Amendment to Note Purchase Agreement (2006), and the Fifth Amendment to Note Purchase Agreement (2005), which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 8.01	Other Events

On December 23, 2009, the Company completed the previously announced sale of 100% of the shares of Modine Korea LLC, the Company’s Korean-based vehicular HVAC business, to KB Synthetics Company Limited.

On December 23, 2009, the Company issued a press release announcing the closing of the transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement

10.2	Fifth Amendment to Note Purchase Agreement (2006)

10.3	Fifth Amendment to Note Purchase Agreement (2005)

99.1	Press Release dated December 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President, Corporate Development and General Counsel and Secretary

Date: December 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment dated as of December 21, 2009 to Amended and Restated Credit Agreement

10.2	Fifth Amendment to Note Purchase Agreement (2006) dated as of December 21, 2009

10.3	Fifth Amendment to Note Purchase Agreement (2005) dated as of December 21, 2009

99.1	Press Release dated December 23, 2009